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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 9, 2000


                  BROADBAND WIRELESS INTERNATIONAL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



                0-08507                                75-1441442
                -------                                ----------
        (Commission File Number)           (I.R.S. Employer Identification No.)



      1301 Avenue M, Cisco, Texas                        76437
      ---------------------------                        -----
(Address of principal executive offices)               (Zip Code)



                                 (254) 442-3968
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 28, 2000, the Registrant's Board of Directors approved the engagement of the accounting firm of Clyde Bailey, P.C. as its independent certifying accountants for Registrant's fiscal year ending March 31, 2000 to replace the accounting firm of Jackson & Rhodes, P.C. ("Jackson & Rhodes"), who resigned on June 24, 2000. Jackson & Rhodes' reports on the financial statements of the Registrant for the past two fiscal years ended March 31, 1999 and March 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

         During the two most recent fiscal years and the interim periods subsequent to the Registrant's fiscal year ended March 31, 1999 through June 24, 2000, the date of Jackson & Rhodes' resignation, there have been no disagreements with Jackson & Rhodes on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Registrant has requested that Jackson & Rhodes furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of Jackson & Rhodes' letter to the SEC, dated August 9, 2000, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following document is filed as part of this Report:

16.1     Letter to SEC from Jackson & Rhodes, P.C. dated August 9, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BROADBAND WIRELESS
                                        INTERNATIONAL CORPORATION
                                              (Registrant)



Date:   August 9, 2000                  By: /s/ Ivan W. Webb
                                            -----------------------
                                            Ivan W. Webb, President




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                                INDEX TO EXHIBITS




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                                                                                       APPEARS AT
                                                                                      SEQUENTIALLY
EXHIBIT                                                                                 NUMBERED
NUMBER                             DESCRIPTION                                            PAGE
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
 16.1          Letter to SEC from Jackson & Rhodes, P.C. dated August 9, 2000              5
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